                                 Exhibit 10.30

                                AMENDMENT NO. 3

                     TO THE AIRBUS A321 PURCHASE AGREEMENT

                         dated as of February 14, 1990

                                    between

                                 AVSA, S.A.R.L.

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



This Amendment No. 3 (hereinafter referred to as the "Amendment") entered into as of January 3rd, 1994, by and between AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067, U.S.A. (hereinafter referred to as the "Buyer");


                                   WITNESSETH


WHEREAS, the Buyer and the Seller entered into a certain A321 Purchase Agreement, dated as of February 14, 1990, relating to the sale by the Seller and the purchase by the Buyer of twelve (12) firm and four (4) option Airbus Industrie A321 model aircraft (hereinafter referred to individually and collectively as the "Aircraft" and the "Option Aircraft", respectively) (the "Purchase Agreement"), which agreement has been further amended and supplemented together with all Exhibits, Appendices, and Letter Agreements attached thereto, and amended by Amendment No.1 dated as of June 18, 1991 and Amendment No. 2 dated as of December 10, 1992;

WHEREAS, the Buyer and the Seller entered into a certain General Terms Agreement, dated as of November 10, 1988, which agreement, as previously amended and supplemented together with all Exhibits, Appendices, and Letter Agreements attached thereto is hereinafter called the "G.T.A.";

*

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:


1.   * EXERCISE OF OPTION AIRCRAFT
- - --   -----------------------------


*

2.   DELIVERY SCHEDULE
- - --   -----------------


As a result of the Buyer's *, the delivery schedule for all A321 model aircraft ordered by the Buyer is as follows :

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

QUOTE

     (i)  Firmly ordered Aircraft
          -----------------------

          1 in November 1995
          1 in December 1995

          1 in April 1996
          1 in May 1996
          1 in June 1996
          1 in October 1996
          1 in November 1996
          2 in December 1996

          1 in February 1997
          2 in March 1997
          2 in April 1997
          1 in May 1997
          1 in June 1997

          1 in February 1998
          1 in March 1998
          1 in April 1998
          1 in May 1998

          1 in February 1999
          1 in April 1999
          1 in May 1999
          1 in November 1999

     (ii) Option Aircraft
          ---------------

          1 in March 1999
          1 in April 1999
          1 in December 1999

UNQUOTE


3.   EFFECT OF AMENDMENT
- - --   -------------------


The Purchase Agreement shall be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the Purchase Agreement.

This Amendment shall be effective upon satisfaction of all conditions hereof and of the Purchase Agreement, *


4.   CONFIDENTIALITY
- - --   ---------------


Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions hereof. The provisions of this Paragraph 4 shall survive any termination of this Amendment.


5.   GOVERNING LAW AND JURISDICTION
- - --   ------------------------------


THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AMENDMENT.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Purchase Agreement.


Agreed and Accepted,                   Yours sincerely,

INTERNATIONAL LEASE                    AVSA, S.A.R.L.
FINANCE CORPORATION





By:   R.G. Duncan                      By:   Christophe Mourey

Its:  Senior Vice President            Its:  Chief Executive Officer

Date: January 3rd, 1994                Date: January 3rd, 1994

                                AMENDMENT NO. 4

                     TO THE AIRBUS A321 PURCHASE AGREEMENT

                         dated as of February 14, 1990

                                    between

                                 AVSA, S.A.R.L.

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



     This Amendment No. 4 (hereinafter referred to as the "Amendment") entered into as of February 28th, 1994, by and between AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067, U.S.A. (hereinafter referred to as the "Buyer");


                                   WITNESSETH


     WHEREAS, the Buyer and the Seller entered into a certain A321 Purchase Agreement, dated as of February 14, 1990, relating to the sale by the Seller and the purchase by the Buyer of twelve (12) firm and four (4) option Airbus Industrie A321 model aircraft (hereinafter referred to individually and collectively as the "Aircraft" and the "Option Aircraft", respectively) (the "Purchase Agreement"), which agreement has been further amended and supplemented together with all Exhibits, Appendices, and Letter Agreements attached thereto, and amended by Amendment No.1 dated as of June 18, 1991, Amendment No. 2 dated as of December 10, 1992 and Amendment No. 3 dated as of January 3, 1994 ;


     WHEREAS, the Buyer and the Seller entered into a certain General Terms Agreement, dated as of November 10, 1988, which agreement, as previously amended and supplemented together with all Exhibits, Appendices, and Letter Agreements attached thereto is hereinafter called the "G.T.A." ;

     WHEREAS, the Buyer and the Seller agree to amend the delivery schedule for the Aircraft by rescheduling one (1) delivery position from December 1996 to June 1995.


     NOW, THEREFORE, IT IS AGREED AS FOLLOWS:


1.   DELIVERY SCHEDULE
- - --   -----------------

          The Buyer and the Seller hereby agree to reschedule the second December 1996 delivery position, ordered by the Buyer under the terms and conditions of Amendment No. 2 to the Purchase Agreement, to June 1995 (the "Rescheduled Aircraft").

          Consequently, the delivery schedule set forth in paragraph 2 of Amendment No. 3 to the Purchase Agreement is cancelled and replaced by the following delivery schedule:

QUOTE

     (i)  Firmly ordered Aircraft
          -----------------------

          1 in June 1995
          1 in November 1995
          1 in December 1995

          1 in April 1996
          1 in May 1996
          1 in June 1996
          1 in October 1996
          1 in November 1996
          1 in December 1996

          1 in February 1997
          1 in March 1997
          1 in March 1997
          1 in April 1997
          1 in April 1997
          1 in May 1997
          1 in June 1997

          1 in February 1998
          1 in March 1998
          1 in April 1998
          1 in May 1998

          1 in February 1999
          1 in April 1999
          1 in May 1999
          1 in November 1999

 (ii) Option Aircraft
      ---------------

          1 in March 1999
          1 in April 1999
          1 in December 1999

UNQUOTE


2.   PROPULSION SYSTEMS
- - --   ------------------

          The Rescheduled Aircraft and the Aircraft scheduled for delivery in February 1997 will be equipped with a set of CFM 56-5B1/2 Propulsion Systems.

          The Base Price for the CFM 56-5B1/2 Propulsion Systems will be the sum of (i) and (ii) below :

          (i) the base price for a set of two (2) CFM 56-5B1/2 engines including additional standard equipment and including the Double Annular Combustor option and the engine Health Monitoring option (at delivery conditions prevailing in January 1992), which shall be US $* (United States Dollars -- ). Such base price has been calculated with reference to the reference price of US $* (United States Dollars -- *) as defined by the Reference Composite Price Index of 111.82 and in accordance with delivery conditions prevailing in April 1988.

          Said Reference Price is subject to adjustment to the date of delivery of the Rescheduled Aircraft in accordance with the CFM International Price Revision Formula set forth in Appendix 1 to the Amendment No. 2 to the Purchase Agreement.

          (ii) the base price for a set of two (2) nacelles and thrust reversers which shall be as quoted in sub-paragraph 4.1.2.1 (ii) of Amendment No. 2 to the Purchase Agreement.

          Said base price is subject to adjustment to the date of delivery of the Rescheduled Aircraft in accordance with the Airframe Price Revision Formula set forth in Appendix 1 to Amendment No. 2 to the Purchase Agreement.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.   EFFECT ON PREDELIVERY PAYMENTS
- - --   ------------------------------

          The Seller acknowledges that it has already received from the Buyer the sum of USD * (* United States Dollars and * Cents) corresponding to the deposit and the first Predelivery Payment for the Rescheduled Aircraft. Notwithstanding Paragraph 6 of Amendment No. 2 to the Purchase Agreement, all Predelivery Payments due for the Rescheduled Aircraft shall be due to the Seller as shown in Appendix 1 to this Amendment.

4.   EFFECT OF AMENDMENT
- - --   -------------------

          The Purchase Agreement shall be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the Purchase Agreement.

          This Amendment shall be effective upon satisfaction of all conditions hereof and of the Purchase Agreement.


5.   CONFIDENTIALITY
- - --   ---------------

          Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions hereof. The provisions of this Paragraph 5 shall survive any termination of this Amendment.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.   GOVERNING LAW AND JURISDICTION
- - --   ------------------------------

          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

          THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AMENDMENT.



          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Purchase Agreement.

Agreed and Accepted,                   Yours sincerely,

INTERNATIONAL LEASE                    AVSA, S.A.R.L.
FINANCE CORPORATION



By:    ______________________          By:  Christophe Mourey

Its:   ______________________          Its:  Chief Executive Officer

                                       Date: February _____, 1994

                                                                     APPENDIX  1
                                                                     -----------



         PREDELIVERY PAYMENTS WITH RESPECT TO THE RESCHEDULED AIRCRAFT

Payment                     Due Date                   Amount Due
- - ----------                  --------                   ----------

*                           *                          *

*                           *                          *

*                           *                          *

*                           *                          *

*                           *                          *

*                           *                          *

*                           *                          *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.